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____________________________________________________________
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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported) July 30, 1997


J.P. MORGAN & CO. INCORPORATED
(Exact name of registrant as specified in its charter)



DELAWARE (State or other jurisdiction of incorporation)
1-5885 (Commission File Number)
13-2625764 (IRS Employer No.)

 60 WALL STREET, NEW YORK, NEW YORK         10260-0060
 (Address of principal executive offices)   (Zip Code)


 Registrant's telephone number, including area code (212) 483-2323

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     (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

On July 30, 1997, the Registrant issued a press release announcing that it agreed to form a business partnership with American Centuries, Inc. to pursue growth opportunities in asset management and personal financial services. A copy of such press release is attached hereto as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND
 EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

          99. Copy of press release of J.P. Morgan & Co. Incorporated dated July 30, 1997.



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SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
                        ______________________________
                        (REGISTRANT)







                        /s/  PATRICIA A. JONES
                        ____________________________
                        NAME:  PATRICIA A. JONES
                        TITLE: MANAGING DIRECTOR



DATE: July 30, 1997